UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2017
___________________
GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
___________________

DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of principal executive offices)	48265-3000 (Zip Code)

(313) 667-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On October 24, 2017 General Motors Company (GM) issued a news release and supplemental materials on the subject of its 2017 third quarter earnings. The news release and supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2.

Charts furnished to securities analysts in connection with GM's 2017 third quarter earnings release are available on GM's website at www.gm.com/investors/earnings-releases.html.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 99.1	News Release Dated October 24, 2017
Exhibit 99.2	Financial Highlights Dated October 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ THOMAS S. TIMKO
Date: October 24, 2017		Thomas S. Timko, Vice President, Global Business Services and Chief Accounting Officer